UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 19, 2011

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.05	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 19, 2011, the Board of Directors of Cameron International Corporation (“Cameron”) approved a revision to the Code of Business Conduct and Ethics for Directors under the “Confidentiality” section and the addition of new sections titled “Handling News about Cameron”, “Reporting and Investigating Possible Violations” and “Waivers”.

The Board of Directors of Cameron also approved a revision to the Corporate Governance Principles under the “Board Performance Assessment” to include a member of the Nominating and Governance Committee in soliciting input from individual directors on director, committee and board performance.

The revised Code of Business Conduct and Ethics for Directors and the Corporate Governance Principles are attached as Exhibits to this Current Report on Form 8-K and are posted on Cameron’s website at http://www.c-a-m.com/Forms/CodeEthics.aspx and http://www.c-a-m.com/Forms/Governance.aspx.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Numbers	Description of Exhibits
14.1	Cameron’s Code of Business Conduct and Ethics for Directors
14.2	Cameron Corporate Governance Principles

Cameron’s revised Code of Business Conduct and Ethics for Directors is attached as Exhibit 14.1 and is posted on Cameron’s website at http://www.c-a-m.com/Forms/CodeEthics.aspx  and the revised Corporate Governance Principles is attached as Exhibit 14.2 and is posted on Cameron’s website at  http://www.c-a-m.com/Forms/Governance.aspx.  Cameron’s Code of Business Conduct and Ethics for Directors and Corporate Governance Principles are attached as Exhibits to this Current Report on Form 8-K.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President and General Counsel

Date:  July 20, 2011

INDEX TO EXHIBITS

Exhibit Numbers	Description of Exhibits
14.1	Cameron’s Code of Business Conduct and Ethics for Directors
14.2	Cameron Corporate Governance Principles

Cameron’s revised Code of Business Conduct and Ethics for Directors is attached as Exhibit 14.1 and is posted on Cameron’s website at http://www.c-a-m.com/Forms/CodeEthics.aspx  and the revised Corporate Governance Principles is attached as Exhibit 14.2 and is posted on Cameron’s website at  http://www.c-a-m.com/Forms/Governance.aspx.  Cameron’s Code of Business Conduct and Ethics for Directors and Corporate Governance Principles are attached as Exhibits to this Current Report on Form 8-K.